WORKSTREAM ANNOUNCES MERGER WITH EMPAGIO

Orlando, Florida- February 13, 2008 - Workstream (Nasdaq: WSTM) a provider of talent management software and Empagio, a provider of payroll and human resources software today announced the signing of a definitive agreement in which Workstream will merge with the operating holding company of Empagio.

Pursuant to the merger agreement, Empagio will own 75% and Workstream will own 25% of the combined entity on a fully diluted basis. The agreement contains a holdback provision that will require Empagio to maintain cash flow targets for the one-year period following the closing or Empagio’s equity holders will return up to 20% of the shares issued. Seth Bernstein, Chief Executive Officer of Empagio, will become a 60% majority shareholder of the company and will be subject to a lock-up agreement for a period of 18 months following the closing.

“The combination of Workstream with Empagio catapults our company to one of the top three human capital management (“HCM”) providers overnight, and accelerates our transformation as we immediately become the only HCM company with a payroll services capability across North America” said Michael Mullarkey, Executive Chairman Workstream Inc. “Merging with Empagio creates a unique and compelling opportunity for our clients and shareholders, one that is a strategic fit and will create superior value through organic growth, profitability and scale.”

“Empagio is well positioned to serve in the human capital management sector to corporations with more than 1000 employees, by providing a robust product, guaranteed world class service from a dedicated account manager, contract flexibility and pricing options all from one proven provider” said Seth Bernstein, CEO of Empagio. “Our 360° offering is unique in the industry and will create virtually limitless opportunities to expand the way we service both current and future clients.”

Empagio’s merger with Workstream completes Mr. Bernstein’s strategy for creating the industry’s leading provider of payroll and human resource services for corporations with more than 1000 employees, the suite of products includes: payroll, human capital management, time and attendance, employee benefit administration, scheduling and tax filing.

The combined company will service over 600 of Fortune 2000, including such prestigious clients as Wells Fargo, American Express, Visa, United Airlines, Delta Airlines, Dow Jones, Home Depot, Honeywell, John Deere, Kaiser Permanente, Kraft, Miller Brewing, Nike, PNC Bank, Sony, State of Alaska and Target, to name just a few.

Following the closing of the transaction, Seth Bernstein will serve as Chief Executive Officer of the company. In connection with the merger, the company will require (1) stockholder approval; (2) redomestication to the United States by becoming a Delaware corporation from a Canadian corporation; (3) conducting a reverse split of its common stock.

The Board of Directors of both companies have approved the proposed merger, which, in addition to being subject to stockholder approval, is also subject to other customary closing conditions, including governmental approvals and the successful completion of a listing application with the Nasdaq. The merger is expected to close during the second half of 2008. In connection with the transaction, Roth Capital Partners LLC acted as financial advisor to Workstream and rendered a fairness opinion to its Board of Directors.

Conference Call Information

Workstream will hold a conference call today, February 13, 2008 at 9:00 a.m. EST to discuss the details of the transaction. The call will feature a presentation by Michael Mullarkey, Executive Chairman of the Board of Directors of Workstream. Joining the call from Empagio will be Seth Bernstein, Chief Executive Officer. The dial in number to participate in the call is 888-789-9572, passcode 3252713#. Playback of the conference call will be available at the company website following the call for 1 month.

About Workstream

Workstream provides on-demand compensation; performance and talent management solutions and services that help companies manage the entire employee lifecycle - from recruitment to retirement. Workstream’s Talent Center provides a unified view of all Workstream products and services including Recruitment, Performance, Compensation, Development and Transition. Access to Talent Center is offered on a monthly subscription basis under an on-demand software delivery model to help companies build high performing workforces, while controlling costs. With offices across North America, Workstream services customers including Chevron, Kaiser Permanente and Wells Fargo. For more information visit www.workstreaminc.com or call toll free 1-888-221-4005.

About Empagio

Empagio, headquartered in Orlando, Florida, provides payroll and human resources software and services to many of the Fortune 2000 companies. Empagio is a robust platform that has been servicing large corporations for over 25 years. Empagio is dedicated to providing superior service along with state of the art payroll and human resources solutions. The software and services are highly reliable and produce over 100 million paychecks annually.

Cautionary Note Regarding Forward Looking Statements

Workstream has made in this release, and from time to time may otherwise make, “forward-looking statements” (as that term is defined under federal securities laws) concerning Workstream’s future operations, performance, profitability, revenues, expenses, earnings and financial condition. This release includes, in particular, forward-looking statements regarding expectations of the occurrence of future events and other matters. Such forward-looking statements are subject to various risks and uncertainties. Actual results could differ materially from those currently anticipated due to a number of factors. Such factors may also include other risks and uncertainties detailed in Workstream’s filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the fiscal year ended May 31, 2007. Workstream assumes no obligation to update or revise its forward-looking statements even if experience or future changes make it clear that any projected results expressed or implied therein will not be realized.

Important Merger Information

In connection with the proposed merger of Workstream and Empagio, through their wholly-owned subsidiaries Workstream Merger Sub Inc. and SMB Capital Corporation, respectively, Workstream intends to file a proxy statement and other relevant materials with the SEC. Before making any voting decision with respect to the proposed merger, stockholders of Workstream are urged to read all relevant documents filed with the SEC when they become available, including the proxy statement, because they will contain important information about the proposed transaction, Workstream and Empagio. A definitive proxy statement will be sent to holders of Workstream common stock seeking their approval of the proposed transaction.

Investors and security holders will be able to obtain the documents (when available) free of charge at the SEC’s web site, http://www.sec.gov. In addition, Workstream stockholders may obtain free copies of the documents filed with the SEC when available by contacting Tammie Brown, at Workstream at tammie.brown@workstreaminc.com or 407 475 5500. You may also read and copy any reports, statements and other information filed by Workstream with the SEC at the SEC’s public reference room at 100 F Street, N.E., Room 1580, Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 or visit the SEC’s website for further information on its public reference room.

Workstream and its directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from stockholders in respect of the proposed transaction. Information regarding the directors and executive officers of Workstream is available in the 2007 Annual Report on Form 10-K, filed with the SEC on August 24, 2007, and the proxy statement for Workstream’s 2007 annual and special meeting of shareholders, filed with the SEC on October 19, 2007. Additional information regarding the interests of such potential participants will be included in the proxy statement and the other relevant documents filed with the SEC when they become available.